SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                  FORM 8-K/A-1


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              September 8, 2005
                              -----------------
                                Date of Report
                       (Date of Earliest Event Reported)

                          WIZZARD SOFTWARE CORPORATION
                          ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Colorado                  000-33381               87-0575577
        --------                  ---------               ----------
     (State or other        (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)


                       5001 Baum Boulevard, Suite 770
                       Pittsburgh, Pennsylvania 15213
                       ------------------------------
                  (Address of Principal Executive Offices)

                                 (412) 621-0902
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits.

         (a)  Interim Financial Statements.

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                       FINANCIAL STATEMENTS

                    December 31, 2003 and 2004

              and for the period ended June 30, 2005

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]



                             CONTENTS

                                                                      PAGE

           Independent Auditor's Report                                 1

           Audited Balance Sheets, December 31, 2003 and 2004;          2
           and unaudited for the period ended June 30, 2005

           Audited Statements of income, for the years ended
           December 31, 2003 and 2004; and unaudited for the
           period ended June 30, 2005                                   3

           Audited Statement of Stockholders' Equity for
           the period ending December 31, 2003 and 2004;
           and unaudited for the period ended June 30, 2005             4

           Audited Statements of Cash Flows for the years ended
           December 31, 2003 and 2004; and unaudited for the
           period ended June 30, 2005                                   5

           Notes to Financial Statements                            6 - 9

               GREGORY & ELDREDGE, LLC [LETTERHEAD]

         4631 Sycamore Drive * Salt Lake City, Utah 84117
             (801)277-2763 Phone * (801)277-6509 Fax





                   INDEPENDENT AUDITOR'S REPORT



Board of Directors
INTERIM HEALTH CARE OF WYOMING, INC.
[An S Corporation]
Casper, Wyoming

We have audited the accompanying balance sheets of Interim Health Care of Wyoming, Inc.[An S Corporation] as of December 31, 2003 and 2004, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2003 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interim Health Care of Wyoming, Inc. [An S Corporation] as of December 31, 2003 and 2004 and the results of its operations and its cash flows for the year ended December 31, 2003 and 2004 in conformity with generally accepted accounting principles in the United States of America.



/s/Gregory & Eldredge, LLC

October 7, 2005
Salt Lake City, Utah

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                          BALANCE SHEETS

                              ASSETS
                                         December 31,
                                    _________________________      June 30,
                                       2003          2004            2005
                                                                 (Unaudited)
                                     ___________  ___________    ___________
CURRENT ASSETS:

  Cash                               $   144,101  $   243,839    $   167,333
  Accounts receivable, net of
   allowance for doubtful accounts
   of $47,182, $57,503 and $132,822,
   respectively                          333,548      339,603        420,663
  Supplies inventory                       1,130        1,130          1,130
                                     ___________  ___________    ___________
          Total Current Assets           478,779      584,572        589,126

PROPERTY AND EQUIPMENT, net              247,533      205,362        186,123
                                     ___________  ___________    ___________
                                     $   726,312  $   789,934    $   775,249
                                     ___________  ___________    ___________


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

  Accounts payable                   $     9,929  $    17,483    $    13,870
  Accrued payroll and related
   liabilities                            67,324       74,350         74,377
  Deferred revenue                             -       24,921         24,921
  Contingent liability                   250,000      250,000        250,000
  Current portion of capital lease
   payable                                30,633       32,861         34,034
                                     ___________  ___________    ___________
        Total Current Liabilities        357,886      399,615        397,202

Capital lease obligation, less current
      Portion                            187,334      154,474        137,158
                                     ___________  ___________    ___________
        Total Liabilities                545,220      554,089        534,360

STOCKHOLDERS' EQUITY (DEFICIT):

  Common stock, no par value, 50,000
     shares authorized, 1,000 shares
   issued and outstanding.                42,105       42,105         42,105
  Retained Earnings                      138,987      193,740        198,784
                                     ___________  ___________    ___________
        Total Stockholders' Equity       181,092      235,845        240,889
                                     ___________  ___________    ___________
                                     $   726,312  $   789,934    $   775,249
                                     ___________  ___________    ___________


The accompanying notes are an integral part of these financial statements.

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                       STATEMENTS OF INCOME


                                                                  For the Six
                                                                 Months ended
                                              December 31,         June 30,
                                       _______________________    ___________
                                           2003       2004            2005
                                                                   (Unaudited)
                                       ___________ ___________    ___________

SALES, net of returns                  $ 1,905,664 $ 2,186,121    $   964,559

COST OF GOODS SOLD                       1,205,617   1,481,432        638,626
                                       ___________ ___________    ___________
        Gross profit                       700,047     704,689        325,933
                                       ___________ ___________    ___________
OPERATING EXPENSES:
  General and administrative               496,727     500,473        280,846
  Selling expense                           10,822      10,451          5,978
                                       ___________ ___________    ___________
        Total Operating Expenses           507,549     510,924        286,824
                                       ___________ ___________    ___________

INCOME FROM OPERATIONS                     192,498     193,765         39,109
                                       ___________ ___________    ___________

INTEREST INCOME                              1,728       2,355          2,293
INTEREST (EXPENSE)                          (8,678)    (14,366)        (6,358)
GAIN ON SALE OF MARKETABLE
  SECURITIES                                 1,262           -              -
                                       ___________ ___________    ___________
INCOME (LOSS) BEFORE INCOME TAXES          186,810     181,754         35,044

CURRENT TAX EXPENSE                              -           -              -

DEFERRED TAX (BENEFIT)                           -           -              -
                                       ___________ ___________    ___________
NET INCOME                             $   186,810 $   181,754    $    35,044
                                       ___________ ___________    ___________


The accompanying notes are an integral part of these financial statements.

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

           STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

               FOR THE PERIOD FROM JANUARY 1, 2003
                      THROUGH JUNE 30, 2005

                                Common Stock        Additional
                         ________________________    Paid-in     Accumulated
                            Shares       Amount      Capital  Income (Deficit)
                         ____________ ___________ ___________ _______________

BALANCE, January 1, 2003        1,000 $    42,105 $         -    $    233,091

Distributions paid owner            -           -           -        (280,914)

Net income for the period
 ended December 31, 2003            -           -           -         186,810
                         ____________ ___________ ___________    ____________
BALANCE, December 31, 2003      1,000      42,105           -    $    138,987

Distributions paid owner            -           -           -        (127,000)

Net income for the year
ended December 31, 2004             -           -           -         181,754
                         ____________ ___________ ___________    ____________
BALANCE, December 31, 2004      1,000      42,105           -    $    193,740

Distributions paid owner
(Unaudited)                         -           -           -         (30,000)

Net income for the six
months ended June 30,
2005 (Unaudited)                    -           -           -          35,044
                         ____________ ___________ ___________    ____________
BALANCE, June 30, 2005
(Unaudited)                     1,000 $    42,105 $         -    $    198,784
                         ____________ ___________ ___________    ____________


The accompanying notes are an integral part of this financial statement.

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                     STATEMENTS OF CASH FLOWS
                 Net Increase (Decrease) in Cash

                                                                  For the Six
                                                                 Months ended
                                              December 31,         June 30,
                                       _______________________    ___________
                                           2003       2004            2005
                                                                   (Unaudited)
                                       ___________ ___________    ___________
Cash Flows from Operating Activities
  Net Income                           $   186,810 $   181,754    $    35,044
                                       ___________ ___________    ___________
  Adjustments to reconcile net income
    to net cash used by operations:
   Depreciation and amortization            30,620      42,171         19,239
   Bad debt allowance                       29,901      10,321         75,319
   Gain on sale of marketable securities    (1,262)          -              -
   Increase/ decrease in assets /
    liabilities:
     Accounts receivable                   (77,693)    (16,376)      (156,379)
     Accounts payable                      (11,920)      7,554         (3,613)
     Accrued expenses                       18,814       7,027             27
     Deferred revenue                            -      24,921              -
                                       ___________ ___________    ___________
        Net Cash Provided (Used) by
           Operating Activities            175,270     257,372        (30,363)
                                       ___________ ___________    ___________
Cash Flows from Investing Activities:
  Purchase of Equipment                     (2,938)          -              -
  Proceeds from sale of marketable
   securities                                7,234           -              -
                                       ___________ ___________    ___________
        Net Cash Provided by
           Investing Activities              4,296           -              -
                                       ___________ ___________    ___________
Cash Flows from Financing Activities:
  Distributions paid to shareholder       (280,914)   (127,000)       (30,000)
  Payments on capital lease                (11,651)    (30,634)       (16,143)
                                       ___________ ___________    ___________
        Net Cash (Used) by
           Financing Activities           (292,565)   (157,634)       (46,143)
                                       ___________ ___________    ___________
Net Increase (Decrease) in Cash           (112,999)     99,738        (76,506)

Cash at Beginning of Year / Period         257,100     144,101        243,839
                                       ___________ ___________    ___________
Cash at End of Year / Period           $   144,101 $   243,839    $   167,333
                                       ___________ ___________    ___________

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:
    Interest                           $     8,678 $    14,366    $     6,358
    Income taxes                       $         - $         -    $         -

Supplemental Disclosure of Non-Cash Investing and Financing Activities:

  For the year ended December 31, 2003:
   During 2003 the Company entered into a lease obligation to purchase
    $223,750 of equipment.
  For the year ended December 31, 2004: None
  For the period ended June 30, 2005: None

The accompanying notes are an integral part of these financial statements.

              INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization   INTERIM HEALTH CARE OF WYOMING, INC. [Company] was
     incorporated in Wyoming on July 13, 1992. The Company is a franchise of INTERIM HEALTH CARE. The Company provides a comprehensive, fully-integrated range of home nursing services including Medicare and Medicaid to individuals with nonacute illnesses, long-term chronic health conditions, permanent disabilities, terminal illnesses or post-procedural needs in the Casper Wyoming region. The Company also provides comprehensive health care personnel staffing services in the Casper, Wyoming region.

     Accounting Estimates   The preparation of financial statements in
     conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimated.

     Cash and Cash Equivalents   For the purpose of the financial statements,
     the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Company had $44,101, $143,839 and $67,333 in excess of federally insured amounts in its bank accounts at December 31, 2003, 2004 and June 30, 2005, respectively.

     Allowance for doubtful accounts - The allowance for doubtful accounts is based on our assessment of the collectibility of specific customer accounts and the aging of the accounts receivable. If there were a deterioration of a major customer's credit worthiness, or actual defaults were higher that our historical experience, our estimates of the recoverability of amounts due to us could be overstated, which could have an adverse impact on our net income.

     Supplies Inventory   Inventory is carried at the lower of cost or
     market, as determined on the first-in, first-out (FIFO) method. Supplies Inventory consisted of various medical supplies used in providing the nursing services and totaled $1,130 at December 31, 2003, 2004 and June 30, 2005

     Fair value of financial instruments -The fair value of the Company's accounts receivable, inventory, related party advances, accounts payable and accrued liabilities, and demand note payable approximate their carrying values based on their effective interest rates compared to current market prices.

     Income Taxes   The Company elected to be tax as an S Corporation,
     wherein in lieu of corporate income taxes, the shareholders of the company are taxed individually on their proportionate share of the Company's taxable income. Therefore, no deferred tax asset or liabilities, income tax payable or current and deferred tax expense or benefit for federal income taxes have been included in the financial statements.

              INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporatoin]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Revenue Recognition   Revenue are recognized when services are provided
     and no further obligation exist with the customer. The Company estimates and records deferred revenue for uncompleted Medicare visits. The Company participates in the Medicaid program. The Company's reimbursement arrangements with Medicaid are primarily on a fee for service basis, without settlement. The Company's management believes that any arrangements with Medicaid which are based on a cost reimbursement methodology and are subject to potential settlement adjustments have not had and will not have a significant impact on the Company's financial position, results of operations, or cash flows.

     The Company evaluates whether an allowance for estimated returns is required based on historical returns.

     Definite life intangible assets - Definite life intangibles assets consist of franchise license fees of $10,000 which were fully amortized for all periods presented.

     Impairment of Long-Lived Assets - In accordance with SFAS No. 144, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed of significantly before the end of its estimated useful life.

     Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated.

     Advertising Costs   The franchise pays a flat advertising fee equal to
     1/4% of weekly gross sales to Interim Services, Inc. Advertising expense for the years ended December 31, 2003, 2004 and six months ended June 30, 2005 were $10,822, $10,451 and $5,978, respectively.

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 2   PROPERTY & EQUIPMENT

  The following is a summary of property & equipment:

                               Estimated       December 31,     June 30,
                                  Lives       2003       2004     2005
                             _____________ ________________________________
   Furniture, & fixtures        2-10 years $  17,254  $ 17,254  $  17,254
   Office and Medical Equipment    3 years   286,227   286,227    274,728
                             _____________ _________  ________  _________
                                             303,481   303,481    291,982
   Accumulated Deprecation                   (55,948)  (98,119)  (105,851)
                                           _________  ________  _________
   Property & Equipment, net               $ 247,533  $205,362  $ 186,131
                                           _________  ________  _________

       Depreciation expense for years ended December 31, 2003, 2004 and six months ended June 30, 2005 totaled $30,620, $42,171 and $19,239, respectively.

NOTE 3   COMMITMENT AND CONTINGENCIES

       Commitment   The Company has a franchise agreement with Interim
       Services Inc., a Delaware Corporation. The agreement includes an obligation for the company to pay a weekly service charge equal to five percent of weekly gross sales. The franchise agreement has a term of five years, with the option to renew under the same terms assuming the franchisee has met all the terms of the agreement. The company renewed their franchise agreement for a term of ten years during March, 1999.

       Settlement   During 2000, the Department of Health and Human Services
       formally investigated the Company cost reports for fiscal years 1994 through 1999 and for certain claims in 1999 and 2000 for services that were not supported by authorization of a physician. The Company contended the cost report reflected the actual cost and all claims were authorized by a physician. The Company entered into a $250,000 settlement agreement to settle possible claims resulting from there investigation into the cost reports from 1994 to 1999 and certain Medicare claims in 1999 and 2000 without admission nor concession by the Company. The Company further agreed to sign an integrity agreement.

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 3   COMMITMENTS AND CONTINGENCIES [Continued]

       Capital Leases- During 2003, the Company entered in a lease agreement to acquire certain home health equipment. The lease is non-cancelable and has an initial term of 63 months. At the end of the lease term the Company has the option to renew the lease or purchase the equipment as is at fair market prices.

       The future minimum lease payments for non-cancelable capital lease as of June 30, 2005 are as follows:

             Period ending December 31                      Lease Payments
                  2005                                           23,625
                  2006                                           47,250
                  2007                                           47,250
                  2008                                           91,376
                  2009                                                -
                                                          _____________
       Total Minimum Lease Payments                       $     209,501
       Less amount representing interest , fees and taxes       (38,309)
                                                          _____________
       Present value of minimum lease payments                  171,192
       Less current portion                                     (34,034)
                                                         ______________
                                                         $      137,158
                                                         ______________

  At December 31, 2003, 2004 and June 30, 2005, the Company had recorded equipment on capital lease at $223,750 with related accumulated depreciation of $18,646, $50,605 and $66,585, respectively. During the respective years and six months ended depreciation expense for equipment on capital lease amounted to $18,646, $31,959 and $15,980, respectively, and has been included in depreciation expense.

  Related Party Leases- The Company leases its operating facilities in Wyoming through an operating lease with a shareholder and officer of the Company. The initial term of the lease will expire in March 2007. The lease is automatically renewed for an additional two years on each fourth anniversary of the lease commencement if the tenant has met all terms of the lease agreement. The rent expense is $4,750 per month during the initial term of the lease. Afterwards the monthly lease payment may increase up to two percent. During the additional renewal periods, the monthly lease payment may increase up to two percent every second anniversary of the renewal period.

               INTERIM HEALTH CARE OF WYOMING, INC.
                        [An S Corporation]

                  NOTES TO FINANCIAL STATEMENTS

NOTE 3   COMMITMENTS AND CONTINGENCIES [Continued]

  The future minimum lease payments for related party capital leases, assuming the Company qualifies to accept the automatic renewal, having remaining terms in excess of one year as of June 30, 2005 are as follows:

  Period ending December 31                                 Lease Payments
              2005                                              19,000
              2006                                              57,000
              2007                                              57,855
              2008                                              58,140
              2009                                              59,012
                                                         ______________
       Total Minimum Lease Payments                $           251,007
                                                         ______________

  The amount of lease expense charged to operating income during the years 2003 and 2004 and period ended June 30, 2005 relating to rent of building and grounds was $51,713, $53,338 and 19,000, respectively.

NOTE 4   COMMON STOCK

  Common stock   The Company has 50,000 authorized shares of common stock
  with no par value. At December 31, 2003, 2004 and June 30, 2005, the Company had 1,000 shares of common stock issued and outstanding.

NOTE 5   SUBSEQUENT EVENTS

  Acquisition of the Company - On September 8, 2005, the Company was acquired by Wizzard Software Corporation [WSC] in a transaction accounted for as a purchase pursuant to a Stock Purchase Agreement signed September 8, 2005. The agreement called for WSC to pay $518,000 and to issue 201,045 shares of WSC common stock valued at $386,006 for 100% of the outstanding stock of Interim.

  Settlement   During August 2005, the Company settled a contingency with the
  Department of Human and Health Services (See Note 3).

  Distributions   On September 8, 2005, the Company declared a distribution
  of $203,698 of which $163,252 was paid on September 8, 2005 and the remaining $40,446 was paid October 6, 2005.

     (b)   Pro forma financial statements.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.

         PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]




The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Wizzard Software Corporation and Subsidiaries ("PARENT") as of June 30, 2005 and the balance sheet of Interim Health Care of Wyoming, Inc. ("SUBSIDIARY") as of September 8, 2005, accounting for the transaction as a purchase of SUBSIDIARY with the issuance 201,045 common shares of the PARENT and paying $518,000 for all of the issued and outstanding shares of SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was completed as of September 8, 2005.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003 and the results of operations of SUBSIDIARY for the period ended June 30, 2005, years ended December 31, 2004 and 2003 as if the transaction had occurred as of the beginning of the respective years and periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.

       PROFORMA UNAUDITED CONDENSED COMBINED BALANCE SHEET
                        SEPTEMBER 8, 2005

                           [Unaudited]

                              ASSETS

                        Wizzard Software Interim Healthcare
                          Corporation     of Wyoming, Inc.  Proforma
                         June 30, 2005   September 8, 2005  Increase Proforma
                           [Parent]        [Subsidiary]   (Decrease)Combined
                         ____________     ____________  ____________ ________

ASSETS:

Cash                     $  1,289,596     $     34,653 [A](518,000) $ 806,249
Accounts receivable, net       29,141          388,667           -    417,808
Product Inventories            82,533            1,130           -     83,663
Prepaid expenses               24,083                -           -     24,083
Property, Plant,
  Equipment, net               97,414          177,478           -    274,892
Goodwill                            -                - [A] 896,570    896,570
Other assets, net               8,124                -           -      8,124
                         ____________    ____________  ___________ __________
                         $  1,530,891    $    601,928    $ 378,570 $2,511,389
                         ____________    ____________  ___________ __________


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
Notes payable -
  Convertible            $  1,425,000    $          -    $       - $1,425,000
Accounts payable              220,467          79,644            -    300,111
Accrued liabilities            40,804          62,428            -    103,232
Deferred Revenue                    -          39,514            -     39,514
Lease Obligation                    -         162,906            -    162,906
Contingent liability                -         250,000            -    250,000
                         ____________    ____________  ___________ __________
    Total Liabilities       1,686,271         594,492            -  2,280,763
                         ____________    ____________  ___________ __________
STOCKHOLDERS'
  EQUITY (DEFICIT):
                                                       [A]     201
Common Stock                   27,365          42,105  [A] (42,105)    27,566

Additional paid in
 capital                   17,195,982               -  [A] 385,805 17,581,787

Retained Earnings
 (Deficit)                (17,378,727)        (34,669) [A]  34,669(17,378,727)
                         ____________    ____________  ___________ __________
 Total Stockholders'
  Equity (Deficit)           (155,380)          7,436      378,570    230,626
                         ____________    ____________  ___________ __________
                         $  1,530,891    $    601,928  $   378,570 $2,511,389
                         ____________    ____________  ___________ __________

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.


   PROFORMA UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATION

                           [Unaudited]

                       Wizzard Software Interim Healthcare
                         Corporation     of Wyoming, Inc.
                         For the six       For the six
                        Months Ended      Months Ended    Proforma
                       June 30, 2005     June 30, 2005    Increase  Proforma
                         [Parent]         [Subsidiary]   (Decrease) Combined
                       ________________ _________________ ________  _________

REVENUE, net             $  515,084     $  964,559        $     - $ 1,479,643

COST OF GOODS SOLD          283,661        638,626                    922,287
                         __________     __________        _______ ___________


GROSS PROFIT                231,423        325,933              -     557,356

EXPENSES:
 General and
  administrative          1,281,451        280,846              -   1,562,297
 Selling expense            179,509          5,978              -     185,487
 Research and
   Development               33,289              -              -      33,289
 Impairment of Goodwill   1,191,967              -              -   1,191,967
                         __________     __________        _______ ___________
Total operating expenses  2,686,216        286,824              -   2,973,040
                         __________     __________        _______ ___________
INCOME (LOSS) FROM
  OPERATIONS             (2,454,793)        39,109              -  (2,415,684)
                         __________     __________        _______ ___________
OTHER INCOME (EXPENSE)   (1,452,065)        (4,065)             -  (1,456,130)
                         __________     __________        _______ ___________
INCOME (LOSS) BEFORE
  INCOME TAXES           (3,906,858)        35,044              -  (3,871,814)

INCOME TAX EXPENSE                -              -              -           -
                         __________     __________        _______ ___________
NET INCOME (LOSS)       $(3,906,858)    $   35,044        $     - $(3,871,814)
                         __________     __________        _______ ___________

BASIC AND DILUTED NET
(LOSS) PER COMMON SHARE
OUTSTANDING                                                       $     (0.14)
                                                                  -----------

See Notes To Unaudited Proforma Condensed  Combined Financial Statements.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]

                       Wizzard Software Interim Healthcare
                         Corporation     of Wyoming, Inc.
                        For the Year      For the Year
                       Ended December    Ended December   Proforma
                         31, 2004           31, 2004      Increase  Proforma
                         [Parent]         [Subsidiary]   (Decrease) Combined
                       ________________ _________________ ________  _________
REVENUE, NET             $  525,434     $2,186,121        $     - $ 2,711,555

COST OF GOOD SOLD           408,349      1,481,432              -   1,889,781
                         __________     __________        _______ ___________
GROSS PROFIT                117,085        704,689              -     821,774

EXPENSES:
 General and
  administrative          4,333,254        500,473              -   4,833,727
 Selling Expense            292,851         10,451              -     303,302
 Research & Development      65,705              -              -      65,705
 Compensation for
   re-pricing warrants      160,420              -              -     160,420
 Impairment of goodwill     522,932              -              -     522,932
 Impairment of
   intangible asset         169,797              -              -     169,797
                         __________     __________        _______ ___________
 Total operating expenses 5,544,959        510,924              -   6,055,883
                         __________     __________        _______ ___________
INCOME (LOSS) FROM
  OPERATIONS             (5,427,874)       193,765              -  (5,234,109)
                         __________     __________        _______ ___________
OTHER INCOME (EXPENSE)      (58,966)       (12,011)             -     (70,977)
                         __________     __________        _______ ___________
INCOME (LOSS) BEFORE
  INCOME TAXES           (5,486,840)       181,754              -  (5,305,086)

INCOME TAX EXPENSE                -              -              -           -
                         __________     __________        _______ ___________
NET INCOME (LOSS)       $(5,486,840)    $  181,754        $     - $(5,305,086)
                         __________     __________        _______ ___________
BASIC AND DILUTED NET
(LOSS) PER COMMON SHARE
OUTSTANDING                                                       $    (0.21)
                                                                  ----------


See Notes To Unaudited Proforma Condensed Combined Financial Statements.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]

                       Wizzard Software Interim Healthcare
                         Corporation     of Wyoming, Inc.
                        For the Year      For the Year
                       Ended December    Ended December   Proforma
                         31, 2003           31, 2003      Increase  Proforma
                         [Parent]         [Subsidiary]   (Decrease) Combined
                       ________________ _________________ ________  _________
REVENUE, NET             $  470,487     $1,905,664        $     - $ 2,376,151

COST OF GOODS SOLD          388,330      1,205,617              -   1,593,947
                         __________     __________        _______ ___________

GROSS PROFIT                 82,157        700,047              -     782,204

EXPENSES:
 General and
  administrative          1,714,900        496,727              -   2,211,627
 Selling expense            153,865         10,822              -     164,687
 Compensation for
  re-pricing of warrants    210,000              -              -     210,000
                         __________     __________        _______ ___________
 Total operating expenses 2,078,765        507,549              -   2,586,314
                         __________     __________        _______ ___________
INCOME (LOSS) FROM
  OPERATIONS             (1,996,608)       192,498              -  (1,804,110)
                         __________     __________        _______ ___________
OTHER (EXPENSE)             (47,434)        (5,688)             -     (53,122)
                         __________     __________        _______ ___________
INCOME (LOSS) BEFORE
  INCOME TAXES           (2,044,042)       186,810              -  (1,857,232)

INCOME TAX EXPENSE                -              -              -           -
                         __________     __________        _______ ___________
NET INCOME (LOSS)       $(2,044,042)    $  186,810        $     - $(1,857,232)
                         __________     __________        _______ ___________
BASIC AND DILUTED NET
(LOSS) PER COMMON SHARE
OUTSTANDING                                                       $    (0.09)
                                                                  __________


See Notes To Unaudited Proforma Condensed Combined Financial Statements.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

NOTE 1   WIZZARD SOFTWARE CORPORATION

 Wizzard Software Corporation [PARENT] a Colorado corporation, was organized on July 1, 1998. Parent has two subsidiaries: Speech Systems, Inc a wholly owned subsidiary, and MediVoxRx Technologies, Inc a wholly owned subsidiary. The Company is an OEM licensee of certain speech to text and text to speech software engines. The Company also develops, sells, and service of custom and packaged speech recognition computer software products.

NOTE 2   INTERIM HEALTHCARE OF WYOMING, INC.

 INTERIM HEALTH CARE OF WYOMING, INC. [SUBSIDIARY] was incorporated in Wyoming on July 13, 1992. The Company is a franchise of INTERIM HEALTH CARE. The Company provides a comprehensive, fully-integrated range of home nursing services including Medicare and Medicaid to individuals with non-acute illnesses, long-term chronic health conditions, permanent disabilities, terminal illnesses or post-procedural needs in the Casper Wyoming region. The Company also provides comprehensive health care personnel staffing services in the Casper, Wyoming region

NOTE 3   PROFORMA ADJUSTMENTS

 Acquisition - On September 8, 2005, the PARENT acquired SUBSIDIARY in a transaction accounted for as a purchase pursuant to a Stock Purchase Agreement signed September 8, 2005. The agreement called for PARENT to pay $518,000 and to issue 201,045 shares of PARENT common stock valued at $386,006 for all of the issued and outstanding shares of SUBSIDIARY.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

NOTE 3   PROFORMA ADJUSTMENTS [Continued]

 Proforma adjustments on the attached financial statements include the following:

 [A] To record the issuance of 201,045 restricted common shares of the PARENT valued at $1.92 per share and payment of $518,000 for all of the issued and outstanding shares of Subsidiary.

     These transactions resulted in PARENT recording goodwill of $896,570 as the total purchase price of $904,006 exceeds the fair value of the $7,436 in net assets.


NOTE 4   CONTINGENT SHARES WHICH COULD BE ISSUED IN THE ACQUISITION

 The SUBSIDIARY stockholders will receive an additional payment of two times the Interim EBITDA for the year ended September 30, 2006, based upon the amount that exceeds the Interim EBITDA for the year ended December 31, 2004. Twenty-five percent of which will be paid in cash and seventy-five percent will be paid in restricted common shares of the PARENT.

 The SUBSIDIARY stockholders will receive an additional payment of two times the Interim EBITDA for the year ended September 30, 2007, based upon the amount that exceeds the Interim EBITDA for the year ended September 30, 2006. Twenty-five percent of which will be paid in cash and seventy-five percent will be paid in restricted common shares of the PARENT.

          WIZZARD SOFTWARE CORPORATION AND SUBSIDIARIES
             AND INTERIM HEALTHCARE OF WYOMING, INC.

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

NOTE 5   PROFORMA (LOSS) PER SHARE

 The proforma (loss) per share is computed based on the weighted average number of common shares outstanding during the period plus the estimated shares issued in the acquisition and contingent shares which could be issued in the acquisition had the acquisition occurred at the beginning of the periods presented.

                                          For the     For the      For the
                                        Six Months   Year Ended   Year Ended
                                           Ended     December 31, December 31,
                                      June 30, 2005     2004         2003
                                      _____________  ___________ ____________
Weighted average number of common
  shares outstanding during the period
  used in loss per share (denominator)   27,045,817   24,824,265   20,631,309

Shares issued in acquisition                201,045      201,045      201,045
                                        ___________   __________   __________
Proforma weighted average number of
common shares outstanding during the
period used in loss per share after
purchase (denominator)                   27,246,862   25,025,310   20,832,354
                                        ___________   __________   __________

  At June 30, 2005, the PARENT had 2,091,835 warrants outstanding to purchase common stock of the PARENT at $.25 to $1.55 per share, a 8% convertible note payable wherein the holder could convert the note into a minimum of 50,000 shares of common stock and a 5% convertible note payable wherein the holder could convert the note into 933,333 shares, which were not included in the loss per share computation because their effect would be anti-dilutive.

  Subsequent to the June 30, 2005, the PARENT had issued 150,899 common shares in payment of $300,000 in debt and $2,848 in interest; the PARENT issued 508,750 in payment of $1,007,325 in consulting services. These equity transactions were not included in the loss per share computation as they occurred subsequent to June 30, 2005.

  At December 31, 2004, the PARENT had 786,174 warrants outstanding to purchase common stock of the PARENT at $0.25 to $1.55 per share and a convertible note payable wherein the holder could convert the note into a minimum of 200,000 shares of common stock; which were not included in the loss per share computation because their effect would be anti-dilutive.

  At December 31, 2003, PARENT had 608,076 warrants outstanding to purchase common stock of the PARENT at $.25 to $2.00 per share and a convertible note payable wherein the holder could convert the note into a minimum of 470,000 shares of common stock; which were not included in the loss per share computation because their effect would be anti-dilutive.

     (c)   Exhibits.

     Exhibit                Description
      -------                -----------

      10              Stock Purchase Agreement*
                         Interim Schedules
                         Wizzard Schedules
                         Employment Agreement (Exhibit 2.1(c))
                         Lock-Up/Leak-Out Agreement (Exhibit 2.2(c))

*  Previously filed with original 8-K Current Report dated September 8, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WIZZARD SOFTWARE CORPORATION



Dated: 11/22/05                     /s/ Christopher J. Spencer
       --------                     -----------------------------
                                    Christopher J. Spencer
                                    President